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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 18, 1998




                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)


          Delaware                        1-8597                         94-2657368
(State or other jurisdiction     (Commission File Number)     (IRS Employer Identification No.)
     of incorporation)


       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

On November 18, 1998, The Cooper Companies, Inc. (the "Company") issued a press release announcing it has signed a nonbinding letter of intent with Focus Healthcare, LLC, for it to acquire substantially all of the assets, other than the trade receivables, of MeadowWood Behavioral Health System, a unit of the Company's Hospital Group of America psychiatric services business. This release is filed as an exhibit hereto and is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

Exhibit
  No.      Description
-------    -----------
99.1       Press Release dated November 18, 1998 of The Cooper Companies, Inc.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THE COOPER COMPANIES, INC.



                                     By /s/ Stephen C. Whiteford
                                       -------------------------
                                        Stephen C. Whiteford
                                        Vice President and
                                        Corporate Controller
                                        (Principal Accounting Officer)

Dated:  November 24, 1998

                                  EXHIBIT INDEX



Exhibit                                                            Sequentially
  No.      Description                                             Numbered Page
------     -----------                                             -------------
99.1       Press Release dated November 18, 1998 of The Cooper
           Companies, Inc.